Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors May 2024

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sa le of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encou rag e investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corpo rat ion Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended ("EUWA") who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as "Relevant Persons"); and in all cases are capable of being categorized as (i) in the European Economic Area, an eligible counterparty or a professional client, each as defined in Directive 2014/65/EU (as amended) or (ii) in the United Kingdom, an eligible counterparty (as defined in the FCA Handbook Conduct of Business Sourcebook) or a professional client (as defined in Regulation (EU) No 600/2014 as it forms part of United Kingdom domestic law by virtue of the EUWA) (such persons in (i) and (ii) being referred to as "Eligible Persons").
- This presentation must not be acted or relied on by persons who are not both Relevant Persons and Eligible Persons. Any investment or investment activity to which this presentation relates is available only to persons who are both Relevant Persons and Eligible Persons and will be engaged in only with persons who are both Relevant Persons and Eligible Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated, 15 September 2023, as supplemented from time to time (together, the "Prospectus") together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at https://www.londonstockexchange.com/news?tab=news-explorer. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland and the United Kingdom's Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 26 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TMC Financial Highlights


Sales Revenues
Twelve Months Ended, Mar 31
¥31,379.5
¥37,154.2
¥45,095.3
2022
2023
2024


Operating Income
Twelve Months Ended, Mar 31
¥2,995.7
¥2,725.0
¥5,352.9
2022
2023
2024


Net Income
Twelve Months Ended, Mar 31
¥2,850.1
¥2,451.3
¥4,944.9
2022
2023
2024


Total Liquid Assets(1)
As of Mar 31
¥10,517.3
¥11,313.7
¥15,079.5
2022
2023
2024


Capital Expenditures (2)
¥1,343.0
¥1,605.8
¥2,010.8
FY22
FY23
FY24


R&D Expenditures (3)
¥1,124.2
¥1,241.6
¥1,202.3
FY22
FY23
FY24

¥ in billions

TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended March 2021

(1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in each case those relating to financial services

(2) Capital Expenditures do not include vehicles in operating lease or right of use assets

(3) R&D activity related expenditures incurred during the reporting period

***Source:** TMC Q4 FY2022 Financial Summary; TMC Q4 FY2023 Financial Summary, TMC Q4 FY2024 Financial Summary*

TOYOTA FINANCIAL SERVICES 5

TOYOTA FINANCIAL SERVICES 6 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Motor North America, Inc. ~$16B Announced new investments into U.S. manufacturing operations in the last three years to support electrification efforts 34M+ Vehicles assembled in US since 1986 with over 60 years of US presence $44.4B+ Direct investment in the U.S. as of January 31, 2024 30 BEV models expected globally by 2030 #1 Toyota was the number one retail brand for the 12 th consecutive year 29% TMNA sales came from alternative power vehicles in CY2023 Source : Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 8 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2023 Kelley Blue Book Lowest 5 - Year Cost to Own Brand Toyota and Lexus 2023 Fortune Toyota has been again named by Fortune as one of the “World’s Most Admired Companies” and was named the No. 1 Motor Vehicle company for the third consecutive year in its annual ranking. 2024 Kelley Blue Book Best Buy Awards Best New Model – Prius Best Minivan – Sienna Best Mid Sized Truck - Tacoma 2023 MY NHTSA 5 - Star Overall Rating 19 Toyota models 10 Lexus models 2023 Kelley Blue Book Brand Image Awards Most Trusted Brand: Toyota Most Trusted Luxury Brand: Lexus Best Truck Brand: Toyota 2024 J.D. Power and Associates Vehicle Dependability Survey Lexus and Toyota ranked 1 st and 2 nd in overall dependability, while TMC received 9 model - level awards, the most of any parent corporation May 2023 IIHS Used Vehicle List Best Choices for Teens 7 Toyota vehicles 2023 Kelley Blue Book Best Resale Value - Brand Toyota - sixth time in seven years with four category wins Lexus - earning this award for the eighth time 2023 U.S. News Best Cars for the Money Corolla, Camry, Camry Hybrid, RAV4, and RAV4 Hybrid are all finalists in their categories. 2023 IIHS Top Safety Pick Awards 10 qualifying Toyota models (5 pick+) 5 qualifying Lexus models (4 pick+) 2023 U.S. News Best Cars for Families Highlander Hybrid winner for best hybrid SUV; Camry Hybrid winner for best hybrid car; Camry and RAV4 finalists in their categories. 2022 Interbrand Best Global Brands Toyota named world’s No. 1 most valuable automotive brand and No. 6 most valuable overall sectors US News: The 14 Cars with the Best Gas Mileage in 2023 3 Toyota models 2 Lexus models

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus Vehicle Highlights Lexus RX (Hybrid/PHEV) Lexus TX (Hybrid/PHEV) Prius (Hybrid/PHEV) Tacoma (Hybrid) Land Cruiser (Hybrid) Lexus RZ (BEV) 4Runner (Hybrid) RAV4 (Hybrid/PHEV)

TOYOTA FINANCIAL SERVICES 10 Battery EV Development Global Battery EV vehicles sales by 2030 Total BEVs 3.5 million (Lexus 100% BEVs in N. America, Europe, and China) 10 models and 1.5 million units by 2026 Toyota’s investment in electrification 1 (R&D and CAPEX) 5 trillion yen (incl. 2 trillion yen for batteries) BEVs 4 trillion yen HEVs PHEVs FCEVs 9 trillion yen Total (1) Investment amount from 2022 to 2030 (9 years) Source : Company Reports.

TOYOTA FINANCIAL SERVICES 11 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 12 TFS Group Global Presence

TOYOTA FINANCIAL SERVICES 13 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) • Nearly 5.0 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of April 30, 2024 . Source : Company Reports (2) S&P, Moody’s and Fitch Outlook Stable (3) The Credit Support Agreements do not apply to securitization transactions

TOYOTA FINANCIAL SERVICES 14 ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease Source : TMCC December 31 , 2023, 10 - Q. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the nine months ended December 31 , 2023

TOYOTA FINANCIAL SERVICES 15 TMCC Earning Asset Composition $ in billions (P ercentages may not add to 100% due to rounding) TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2021 10 - K, March 31, 2022 10 - K, March 31, 2023 10 - K, and December 31, 2023 10 - Q

TOYOTA FINANCIAL SERVICES 16 TMCC Financial Performance $ in millions (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses). (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC December 31, 2022 10 - Q & December 31, 2023 10 - Q

TOYOTA FINANCIAL SERVICES 17 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 18 Commercial Paper Highlights $15.0B | $4.4B Syndicated Other Backed by $19.4B of Committed Bank Credit (1) TCCI TFA TMCC TMFNL TCPR Five Distinct Programs A - 1+ | P - 1 | F - 1 S&P Moody’s Fitch Highest Short - Term Ratings DOCP <GO> Rates Posted Daily on Bloomberg 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions $17.5B Average Outstanding Balance TMCC and TCPR during Q3FY24 Source : TMCC December 31, 2023, 10 - Q and Company Reports (1) As of December 31 , 2023

TOYOTA FINANCIAL SERVICES 19 TMCC FY 2024 Funding Overview As of March 31, 2024 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding ABS , 39% Global , 28% MTN , 23% Other , 5% Uridashi, 4% $43.5B Term Debt Funded FY 2024 $26.4B $10.6B $6.5 Unsecured Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 20 Diversification in Debt Offerings As of December 31, 2023 $ in millions (1) EMTN total outstanding balance includes the effect of cross - currency interest rate swaps and differs from amounts shown in T MCC’s financial statements.

TOYOTA FINANCIAL SERVICES 21 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes Percentages may not add to 100% due to rounding Source: Company Reports 73% 45% 47% 53% 56% 20% 45% 44% 38% 28% 8% 10% 10% 9% 16% FY20 FY21 FY22 FY23 FY24 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 22 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 23 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 24 Retail Loan: Cumulative Net Losses by Vintage Source : Company Reports as of December 31 , 2023

TOYOTA FINANCIAL SERVICES 25 Retail Loan Managed Portfolio Performance Source: Company Reports as of December 31, 2023 $78 $73 $67 $63 $56 $53 $53 Dec-23 Mar-23 Mar-22 Mar-21 Mar-20 Mar-19 Mar-18 Receivables Principal Balance ($B) $72 $78 Dec 2022 Dec 2023 3.50 3.38 3.27 3.24 3.14 3.10 3.16 Dec-23 Mar-23 Mar-22 Mar-21 Mar-20 Mar-19 Mar-18 Contracts Outstanding (#M) 3.38 3.50 Dec 2022 Dec 2023 0.0% 0.5% 1.0% Dec-23 Mar-23 Mar-22 Mar-21 Mar-20 Mar-19 Mar-18 0.63% 0.84% Dec 2022 Dec 2023 Gross Charge Offs 0.56% 0.72% Dec 2022 Dec 2023 Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% Dec-23 Mar-23 Mar-22 Mar-21 Mar-20 Mar-19 Mar-18 1.01% 1.13% 0.96% 1.40% Dec 2022 Dec 2023 Dec 2022 Dec 2023% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 26 Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of December 31, 2023. Includes retail loans for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 27 TAOT ABS Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of April 30, 2024 761 768 2018-B 2024-B Weighted Average FICO $18,643 $26,707 2018-B 2024-B Average Principal Balance 66 66 51 55 14 11 2018-B 2024-B Original Term Remaining Term Seasoning Weighted Avg Orig and Rem Term (months) 49% 27% 52% 73% 2018-B 2024-B Receivables by Vehicle Type (%)* Sedans and Vans Trucks and SUVs

TAOT ABS Cumulative Net Losses


2010, 2011, 2012, 2013 Series
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
TAOT 2013-A
TAOT 2013-B
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49


2014, 2015, 2016, 2017 Series
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49


2018, 2019, 2020, 2021 Series
TAOT 2018-A
TAOT 2018-B
TAOT 2018-C
TAOT 2018-D
TAOT 2019-A
TAOT 2019-B
TAOT 2019-C
TAOT 2019-D
TAOT 2020-A
TAOT 2020-B
TAOT 2020-C
TAOT 2020-D
TAOT 2021-A
TAOT 2021-B
TAOT 2021-C
TAOT 2021-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49


2022, 2023, 2024 Series
TAOT 2022-A
TAOT 2022-B
TAOT 2022-C
TAOT 2022-D
TAOT 2023-A
TAOT 2023-B
TAOT 2023-C
TAOT 2023-D
TAOT 2024-A
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

***Source**: Company Reports as of April 2024 payment date*

TOYOTA FINANCIAL SERVICES 28

TOYOTA FINANCIAL SERVICES 29 TALNT ABS Performance Source : Company Reports as of April 2024 payment date 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 3mo Average 60+ Days Delinquencies Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 TALNT22-1 TALNT23-1 -0.1 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 Annualized 3mo Average Net Credit Loss Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 TALNT22-1 TALNT23-1

TOYOTA FINANCIAL SERVICES 30 Lease Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of December 31, 2023. Includes leases for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 31 Source: Company Reports as of December 31, 2023 Lease Managed Portfolio Performance $23 $25 $32 $37 $40 $41 $42 Dec-23 Mar-23 Mar-22 Mar-21 Mar-20 Mar-19 Mar-18 Lease Portfolio Balance ($B) $27 $23 Dec 2022 Dec 2023 0.71 0.81 1.06 1.25 1.36 1.44 1.48 Dec-23 Mar-23 Mar-22 Mar-21 Mar-20 Mar-19 Mar-18 Contracts Outstanding (#M) 0.85 0.71 Dec 2022 Dec 2023 -0.5% 0.0% 0.5% 1.0% Dec-23 Mar-23 Mar-22 Mar-21 Mar-20 Mar-19 Mar-18 0.12% 0.24% Dec 2022 Dec 2023 Gross Charge Offs 0.04% 0.06% Dec 2022 Dec 2023 Net Losses Performance by Lease Balance Outstanding 0.0% 0.5% 1.0% Dec-23 Mar-23 Mar-22 Mar-21 Mar-20 Mar-19 Mar-18 0.55% 0.64% 0.24% 0.40% Dec 2022 Dec 2023 Dec 2022 Dec 2023% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 32 Lease: Cumulative Net Credit Losses by Vintage Source : Company Reports as of December 31 , 2023

TOYOTA FINANCIAL SERVICES 33 TLOT ABS Characteristics *Percentages may not sum to 100% due to rounding Source: Company Reports as of March 31, 2024 773 772 772 772 771 771 2021-A 2021-B 2022-A 2023-A 2023-B 2024-A Weighted Average FICO 67.5% 69.2% 68.7% 72.6% 71.5% 68.0% 50% 55% 60% 65% 70% 75% 2021-A 2021-B 2022-A 2023-A 2023-B 2024-A Base Residual as % of Initial Securitization Value 38 38 38 37 38 37 28 27 28 27 28 26 10 11 11 10 9 11 2021-A 2021-B 2022-A 2023-A 2023-B 2024-A Original Term Remaining Payments Seasoning Weighted Avg Original and Remaining Payments 55.6% 55.0% 57.0% 55.6% 55.3% 52.3% 31.1% 29.5% 29.5% 25.4% 21.6% 26.5% 8.5% 9.1% 7.5% 8.8% 8.3% 9.6% 4.8% 6.3% 6.1% 10.2% 14.9% 11.5% 2021-A 2021-B 2022-A 2023-A 2023-B 2024-A CUVs Passenger Cars SUVs Light Duty Trucks Vehicle Type *

TLOT Performance



Cumulative Residual Gain (Loss)
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29
TLOT2021-A
TLOT2021-B
TLOT2022-A
TLOT2023-A
TLOT2023-B
TLOT2024-A



Cumulative Net Loss
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29
TLOT2021-A
TLOT2021-B
TLOT2022-A
TLOT2023-A
TLOT2023-B
TLOT2024-A



60+ Days Delinquencies
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29
TLOT2021-A
TLOT2021-B
TLOT2022-A
TLOT2023-A
TLOT2023-B
TLOT2024-A

Source: *Company Reports as of April 2024 payment date*

TOYOTA FINANCIAL SERVICES 34

TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio[(1)(2)]

TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio[(1)(2)]

	For the Calendar Years Ended December 31,				
	2023	2022	2021	2020	2019
Total Number of Vehicles Scheduled to Terminate	314,896	435,424	456,075	447,288	512,295
Total ALG Residuals on Vehicles Scheduled to Terminate	$6,554,119,605	$8,853,916,925	$8,708,633,563	$8,481,913,698	$9,454,199,686
Number of Vehicles Returned to TMCC[(3)]	6,408	9,881	48,893	173,672	272,630
Number of Vehicles Going to Full Term[(4)]	144,061	224,364	238,456	273,229	305,965
Vehicles Returned to TMCC Ratio	2.0%	2.3%	10.7%	38.8%	53.2%
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[(5)]	$20,467,089	$32,107,018	$175,597,275	$290,069,952	$410,323,395
Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[(5)]	$3,194	$3,249	$3,591	$1,670	$1,505
Total ALG Residuals on Vehicles Returned to TMCC	$128,213,718	$189,977,850	$997,449,401	$3,424,893,778	$5,077,031,398
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	16.0%	16.9%	17.6%	8.5%	8.1%
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.3%	0.4%	2.0%	3.4%	4.3%
Average Contract Residual Value as a Percentage of Adjusted MSRP[(6)]	58.2%	57.5%	56.2%	58.5%	60.6%
Average ALG Residual as a Percentage of Adjusted MSRP[(6)]	51.9%	51.6%	50.6%	51.2%	51.5%
Percentage Difference	6.2%	5.8%	5.5%	7.3%	9.2%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

Source: Company Reports

TOYOTA FINANCIAL SERVICES 35